Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Medical Advisory Systems, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92471) of our report dated December 21, 2001, relating to the consolidated financial statements of Medical Advisory Systems, Inc. appearing in the Company’s Annual Report on Form 10-K for the year ended October 31, 2001.

                                                 BDO Seidman, LLP

Washington, D.C.
January 29, 2002

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